$675,986,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-WF2 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	336,295,000	1 M LIBOR	0.86	1-23	17.25%	TBD	5/25/2035	AAA/Aaa/AAA
A2(4)	162,173,000	1 M LIBOR	3.00	23-64	17.25%	TBD	5/25/2035	AAA/Aaa/AAA
A3(4)	63,722,000	1 M LIBOR	6.16	64-76	17.25%	TBD	5/25/2035	AAA/Aaa/AAA
M1	29,553,000	1 M LIBOR	4.58	43-76	12.90%	TBD	5/25/2035	AA+/Aa1/AA+
M2	18,343,000	1 M LIBOR	4.48	41-76	10.20%	TBD	5/25/2035	AA/Aa2/AA
M3	11,210,000	1 M LIBOR	4.43	40-76	8.55%	TBD	5/25/2035	AA-/Aa3/AA-
M4	9,511,000	1 M LIBOR	4.40	39-76	7.15%	TBD	5/25/2035	A+/A1/A+
M5	9,851,000	1 M LIBOR	4.38	39-76	5.70%	TBD	5/25/2035	A/A2/A
M6	7,473,000	1 M LIBOR	4.36	38-76	4.60%	TBD	5/25/2035	A-/A3/A-
M7	6,794,000	1 M LIBOR	4.34	38-76	3.60%	TBD	5/25/2035	BBB+/Baa1/BBB+
M8	4,076,000	1 M LIBOR	4.34	38-76	3.00%	TBD	5/25/2035	BBB/Baa2/BBB
M9	4,076,000	1 M LIBOR	4.32	37-76	2.40%	TBD	5/25/2035	BBB-/Baa3/BBB-
B1	4,756,000	1 M LIBOR	4.18	37-74	1.70%	TBD	5/25/2035	BB+/Ba1/BB+
B2	8,153,000	1 M LIBOR	3.56	37-63	0.50%	TBD	5/25/2035	BB-/NR/BB

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	336,295,000	1 M LIBOR	0.86	1-23	17.25%	TBD	5/25/2035	AAA/Aaa/AAA
A2(4)	162,173,000	1 M LIBOR	3.00	23-64	17.25%	TBD	5/25/2035	AAA/Aaa/AAA
A3(4)	63,722,000	1 M LIBOR	7.83	64-170	17.25%	TBD	5/25/2035	AAA/Aaa/AAA
M1	29,553,000	1 M LIBOR	5.01	43-137	12.90%	TBD	5/25/2035	AA+/Aa1/AA+
M2	18,343,000	1 M LIBOR	4.88	41-128	10.20%	TBD	5/25/2035	AA/Aa2/AA
M3	11,210,000	1 M LIBOR	4.81	40-120	8.55%	TBD	5/25/2035	AA-/Aa3/AA-
M4	9,511,000	1 M LIBOR	4.76	39-115	7.15%	TBD	5/25/2035	A+/A1/A+
M5	9,851,000	1 M LIBOR	4.69	39-109	5.70%	TBD	5/25/2035	A/A2/A
M6	7,473,000	1 M LIBOR	4.62	38-102	4.60%	TBD	5/25/2035	A-/A3/A-
M7	6,794,000	1 M LIBOR	4.54	38-95	3.60%	TBD	5/25/2035	BBB+/Baa1/BBB+
M8	4,076,000	1 M LIBOR	4.46	38-87	3.00%	TBD	5/25/2035	BBB/Baa2/BBB
M9	4,076,000	1 M LIBOR	4.35	37-81	2.40%	TBD	5/25/2035	BBB-/Baa3/BBB-
B1	4,756,000	1 M LIBOR	4.18	37-74	1.70%	TBD	5/25/2035	BB+/Ba1/BB+
B2	8,153,000	1 M LIBOR	3.56	37-63	0.50%	TBD	5/25/2035	BB-/NR/BB

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.  Assumes a closing date of 4/26/05 and first payment date of 5/25/05.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1, A2 and A3 Certificates are the Senior Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Origination and Servicing

Wells Fargo Home Mortgage has originated all of the Mortgage Loans and will be the Servicer for the securitization.

Mortgage Insurance

Approximately 99.95% of the Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by Mortgage Guaranty Insurance Corp., PMI, United Guaranty, Republic Mortgage Insurance Corp., Triad Guaranty and Amerin Guaranty.  This coverage will generally reduce the LTV of the insured loans to 80%.

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1, A2 and A3 Certificates, sequentially and in that order, until they have been reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.

  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal will be allocated to the Class A1, A2 and A3 Certificates, sequentially and in that order, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 34.50%, or (ii) the 37th distribution date.

Interest Payment Priority

The “Interest Rate” for the Class A1, A2, A3, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on May 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Securities Administrator Fee, Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement;

(3)

To pay Current Interest and Carryforward Interest to the Class A1, Class A2 and Class A3 Certificates on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order;

(5)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts; and

(10)

To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  Payments on both legs of the swap are calculated on an actual/360 basis.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	113,634,000.00	4.46
2	655,300,000.00	3.38	32	106,642,000.00	4.47
3	635,243,000.00	3.49	33	100,507,000.00	4.48
4	615,798,000.00	3.59	34	95,091,000.00	4.49
5	596,944,000.00	3.69	35	89,963,000.00	4.50
6	578,664,000.00	3.79	36	85,108,000.00	4.51
7	560,941,000.00	3.88	37	80,511,000.00	4.52
8	543,758,000.00	3.94	38	76,159,000.00	4.53
9	527,098,000.00	3.97	39	72,038,000.00	4.54
10	510,945,000.00	4.02	40	68,136,000.00	4.55
11	495,284,000.00	4.06	41	64,441,000.00	4.56
12	480,099,000.00	4.10	42	60,942,000.00	4.57
13	461,981,000.00	4.15	43	57,629,000.00	4.58
14	443,972,000.00	4.18	44	54,491,000.00	4.59
15	426,109,000.00	4.21	45	51,520,000.00	4.60
16	408,424,000.00	4.25	46	48,707,000.00	4.61
17	390,949,000.00	4.27	47	46,043,000.00	4.62
18	373,714,000.00	4.30	48	43,520,000.00	4.63
19	356,748,000.00	4.34	49	41,130,000.00	4.65
20	340,077,000.00	4.33	50	38,868,000.00	4.66
21	323,729,000.00	4.31	51	36,725,000.00	4.67
22	307,724,000.00	4.33	52	34,696,000.00	4.68
23	292,087,000.00	4.35	53	32,774,000.00	4.69
24	276,835,000.00	4.39	54	30,954,000.00	4.70
25	204,987,000.00	4.40	55	29,230,000.00	4.71
26	179,569,000.00	4.41	56	27,598,000.00	4.72
27	160,053,000.00	4.42	57	26,052,000.00	4.73
28	144,630,000.00	4.43	58	24,588,000.00	4.73
29	132,198,000.00	4.44	59	23,201,000.00	4.74
30	122,033,000.00	4.45	60	21,889,000.00	4.75

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2 and A3 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts(1), to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificate.

(1)

Amounts paid under steps (5) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the Optimal Interest Remittance Amount (as defined below) for such date over (ii) any Net Swap Payment and any Net Swap Termination Payment due to the Swap Counterparty and (2) 12, and the denominator of which is the pool balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the Net Mortgage Rates (as defined below), as of the first day of the related collection period divided by (y) 12 and (B) the pool balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, the Securities Administrator Fee and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority, and to the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2 and A3 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services, on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, and A3 Certificates will double, the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2 and A3 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2 and A3 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates, of which the Class B1 Certificates will be senior to the Class B2 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [40]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date	Loss Percentage

June 2008 to May 2009	[2.25]% for the first month, plus an additional 1/12th of [1.25]% for each month thereafter

June 2009 to May 2010	[3.50]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter

June 2010 to May 2011	[4.50]% for the first month, plus an additional 1/12th of [0.50]% for each month thereafter

June 2011 and thereafter	[5.00]%

Trigger Events (continued)

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

 “Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	Eliza Chu	(212) 438-7317
Moody’s	Wen Zhang	(212) 553-7710
Fitch	Peter Dizdar	(212) 908-0207

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-WF2
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank, National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in June 2005.
Statistical Cut-off Date:	April 1, 2005
Cut-Off Date:	May 1, 2005
Pricing Date:	Week of May 13, 2005
Closing Date:	May 26, 2005
Settlement Date:	May 26, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	May 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Securities Administrator Fee:	0.0035%
Servicing Fee:	The servicing fee is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2 and A3. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	The Class A1, A2, A3, M1, M2 and M3 Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% CPR (1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.33	1.05	0.86	0.72	0.62
Window (mos)	1-35	1-28	1-23	1-19	1-16
Expected Final Mat.	3/25/2008	8/25/2007	3/25/2007	11/25/2006	8/25/2006

Class A2
Avg. Life (yrs)	5.05	3.90	3.00	2.23	1.89
Window (mos)	35-99	28-78	23-64	19-36	16-31
Expected Final Mat.	7/25/2013	10/25/2011	8/25/2010	4/25/2008	11/25/2007

Class A3
Avg. Life (yrs)	9.56	7.54	6.16	5.16	3.45
Window (mos)	99-118	78-93	64-76	36-64	31-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M1
Avg. Life (yrs)	6.38	5.17	4.58	4.44	4.48
Window (mos)	37-118	40-93	43-76	46-64	52-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M2
Avg. Life (yrs)	6.38	5.14	4.48	4.18	4.18
Window (mos)	37-118	39-93	41-76	43-64	47-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M3
Avg. Life (yrs)	6.38	5.13	4.43	4.07	3.95
Window (mos)	37-118	38-93	40-76	42-64	44-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M4
Avg. Life (yrs)	6.38	5.12	4.40	4.01	3.84
Window (mos)	37-118	38-93	39-76	41-64	43-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M5
Avg. Life (yrs)	6.38	5.12	4.38	3.96	3.74
Window (mos)	37-118	38-93	39-76	40-64	41-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Sensitivity Analysis – To 10% Call

% CPR (1)	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.38	5.11	4.36	3.92	3.67
Window (mos)	37-118	37-93	38-76	39-64	40-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M7
Avg. Life (yrs)	6.38	5.10	4.34	3.90	3.62
Window (mos)	37-118	37-93	38-76	38-64	39-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M8
Avg. Life (yrs)	6.38	5.10	4.34	3.86	3.59
Window (mos)	37-118	37-93	38-76	38-64	39-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M9
Avg. Life (yrs)	6.37	5.09	4.32	3.86	3.55
Window (mos)	37-118	37-93	37-76	38-64	38-54
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	8/25/2010	10/25/2009

Class B1
Avg. Life (yrs)	6.17	4.93	4.18	3.73	3.44
Window (mos)	37-115	37-91	37-74	37-62	38-52
Expected Final Mat.	11/25/2014	11/25/2012	6/25/2011	6/25/2010	8/25/2009

Class B2
Avg. Life (yrs)	5.07	4.09	3.56	3.27	3.14
Window (mos)	37-98	37-77	37-63	37-52	37-45
Expected Final Mat.	6/25/2013	9/25/2011	7/25/2010	8/25/2009	1/25/2009

Sensitivity Analysis – To Maturity

% CPR (1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.33	1.05	0.86	0.72	0.62
Window (mos)	1-35	1-28	1-23	1-19	1-16
Expected Final Mat.	3/25/2008	8/25/2007	3/25/2007	11/25/2006	8/25/2006

Class A2
Avg. Life (yrs)	5.05	3.90	3.00	2.23	1.89
Window (mos)	35-99	28-78	23-64	19-36	16-31
Expected Final Mat.	7/25/2013	10/25/2011	8/25/2010	4/25/2008	11/25/2007

Class A3
Avg. Life (yrs)	12.00	9.56	7.83	6.53	4.49
Window (mos)	99-251	78-205	64-170	36-143	31-121
Expected Final Mat.	3/25/2026	5/25/2022	6/25/2019	3/25/2017	5/25/2015

Class M1
Avg. Life (yrs)	7.01	5.69	5.01	4.80	5.10
Window (mos)	37-206	40-167	43-137	46-115	52-97
Expected Final Mat.	6/25/2022	3/25/2019	9/25/2016	11/25/2014	5/25/2013

Class M2
Avg. Life (yrs)	6.97	5.64	4.88	4.52	4.46
Window (mos)	37-193	39-156	41-128	43-107	47-91
Expected Final Mat.	5/25/2021	4/25/2018	12/25/2015	3/25/2014	11/25/2012

Class M3
Avg. Life (yrs)	6.94	5.59	4.81	4.38	4.22
Window (mos)	37-182	38-147	40-120	42-101	44-85
Expected Final Mat.	6/25/2020	7/25/2017	4/25/2015	9/25/2013	5/25/2012

Class M4
Avg. Life (yrs)	6.90	5.55	4.76	4.30	4.08
Window (mos)	37-175	38-140	39-115	41-96	43-81
Expected Final Mat.	11/25/2019	12/25/2016	11/25/2014	4/25/2013	1/25/2012

Class M5
Avg. Life (yrs)	6.85	5.50	4.69	4.22	3.96
Window (mos)	37-167	38-133	39-109	40-91	41-77
Expected Final Mat.	3/25/2019	5/25/2016	5/25/2014	11/25/2012	9/25/2011

(1)

Assumes a closing date of 4/26/2005 and first payment date of 5/25/2005.

Sensitivity Analysis – To Maturity

% CPR (1)	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.77	5.43	4.62	4.13	3.86
Window (mos)	37-156	37-124	38-102	39-85	40-72
Expected Final Mat.	4/25/2018	8/25/2015	10/25/2013	5/25/2012	4/25/2011

Class M7
Avg. Life (yrs)	6.67	5.34	4.54	4.06	3.76
Window (mos)	37-146	37-116	38-95	38-79	39-67
Expected Final Mat.	6/25/2017	12/25/2014	3/25/2013	11/25/2011	11/25/2010

Class M8
Avg. Life (yrs)	6.55	5.24	4.46	3.95	3.67
Window (mos)	37-134	37-107	38-87	38-73	39-62
Expected Final Mat.	6/25/2016	3/25/2014	7/25/2012	5/25/2011	6/25/2010

Class M9
Avg. Life (yrs)	6.41	5.13	4.35	3.88	3.57
Window (mos)	37-126	37-99	37-81	38-68	38-58
Expected Final Mat.	10/25/2015	7/25/2013	1/25/2012	12/25/2010	2/25/2010

Class B1
Avg. Life (yrs)	6.17	4.93	4.18	3.73	3.44
Window (mos)	37-115	37-91	37-74	37-62	38-52
Expected Final Mat.	11/25/2014	11/25/2012	6/25/2011	6/25/2010	8/25/2009

Class B2
Avg. Life (yrs)	5.07	4.09	3.56	3.27	3.14
Window (mos)	37-98	37-77	37-63	37-52	37-45
Expected Final Mat.	6/25/2013	9/25/2011	7/25/2010	8/25/2009	1/25/2009

(1)

Assumes a closing date of 4/26/2005 and first payment date of 5/25/2005.

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the certificates.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1	6.15863	39	15.42859
2	21.95656	40	15.60524
3	22.57201	41	15.47876
4	21.74096	42	15.86710
5	21.63811	43	15.23467
6	22.25320	44	15.62073
7	21.44231	45	15.00179
8	22.09076	46	14.96120
9	21.34284	47	16.44262
10	21.29231	48	14.74408
11	23.52397	49	15.12449
12	21.20261	50	14.53424
13	21.73868	51	14.91522
14	20.87356	52	14.39751
15	21.38204	53	14.30176
16	20.48483	54	14.68174
17	20.27933	55	14.11653
18	20.71697	56	14.49455
19	19.79393	57	13.93932
20	20.22052	58	13.85669
21	19.33603	59	15.24826
22	21.27337	60	13.69052
23	23.22378	61	11.17749
24	20.65163	62	10.81786
25	18.28510	63	11.17942
26	16.76834	64	10.81974
27	16.60290	65	10.82069
28	16.26457	66	11.18236
29	15.83684	67	10.82260
30	16.01530	68	11.18434
31	15.23178	69	10.82453
32	15.52395	70	10.82550
33	14.84669	71	11.98645
34	15.62673	72	10.82746
35	16.54834	73	11.18939
36	15.33821	74	10.82944
37	15.70576	75	11.19145
38	15.06340	76	10.83144

(1)

Based on one-month LIBOR, six-month LIBOR, and one-year CMT of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes a closing date of 4/26/2005 and first payment date of 5/25/2005.

Excess Spread (1)(2)(3)(4)

Period	Excess Spread	Period	Excess Spread
1	2.80%	31	2.91%
2	2.39%	32	3.06%
3	2.39%	33	2.88%
4	2.16%	34	3.07%
5	2.05%	35	3.38%
6	2.08%	36	3.04%
7	1.85%	37	3.18%
8	1.92%	38	3.07%
9	1.74%	39	3.25%
10	1.69%	40	3.14%
11	2.08%	41	3.14%
12	1.59%	42	3.30%
13	1.68%	43	3.13%
14	1.49%	44	3.29%
15	1.61%	45	3.13%
16	1.41%	46	3.18%
17	1.38%	47	3.67%
18	1.50%	48	3.17%
19	1.29%	49	3.33%
20	1.42%	50	3.15%
21	1.30%	51	3.31%
22	3.03%	52	3.20%
23	3.48%	53	3.19%
24	2.96%	54	3.35%
25	3.12%	55	3.18%
26	2.95%	56	3.34%
27	3.10%	57	3.17%
28	2.96%	58	3.22%
29	2.94%	59	3.71%
30	3.09%	60	3.21%

(1)

Based on gradually increasing one-month LIBOR, six-month LIBOR, and one-year CMT.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

(4)

Assumes a closing date of 4/26/2005 and first payment date of 5/25/2005.

Breakeven CDR Table (1)

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR and one-year CMT curves. Other assumptions include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	21.92	16.134
M2	17.50	13.799
M3	15.06	12.363
M4	13.12	11.135
M5	11.23	9.856
M6	9.86	8.873
M7	8.61	7.932
M8	7.87	7.354
M9	7.12	6.751
B1	6.24	6.020
B2	4.55	4.543

(1)      Assumes a closing date of 4/26/2005 and first payment date of 5/25/2005.

SASCO 2005-WF2 Collateral Summary

Total Number of Loans	4,272
Total Outstanding Loan Balance	$679,383,141
Average Loan Principal Balance	$159,032
Fixed Rate	17.3%
Adjustable Rate	82.7%
Prepayment Penalty	58.9%
Weighted Average Coupon	6.7%
Weighted Average Margin	4.6%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%
Weighted Average Maximum Rate	12.7%
Weighted Average Floor	6.6%
Weighted Average Original Term (mo.)	352
Weighted Average Remaining Term (mo.)	349
Weighted Average Loan Age (mo.)	2
Weighted Average LTV	79.9%
Weighted Average Effective Combined LTV	74.2%
Weighted Average Full Combined LTV	80.3%
% of Loans with Junior Liens	3.3%
Non-Zero Weighted Average FICO	609
% IO Loans	0.0%
Product Type	
2/28 ARM (Libor)	76.2%
Fixed Rate	14.5%
3/27 ARM (Libor)	6.4%
Balloon	2.8%
Other	0.2%
Documentation Type	
Full	92.4%
Limited	7.2%
Stated	0.3%

Primary Mortgage Insurance Coverage	
Yes	44.4%
No	55.6%
Primary Mortgage Insurance Coverage	
(First Lien Loans with LTV > 80%)	
Yes	100.0%
No	0.0%
Lien Position	
First	100.0%
Loan Purpose	
Cash Out Refinance	77.6%
Purchase	15.8%
Rate/Term Refinance	6.7%
Geographic Distribution	
(Other states account individually for less than	
3% of the Statistical Cut-off Date principal balance)	
CA	13.7%
MD	8.7%
NJ	8.4%
FL	6.9%
IL	6.6%
WI	5.6%
NY	5.2%
VA	4.5%
Occupancy Status	
Primary Home	98.0%
Investment	1.5%
Second Home	0.5%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
2/28 ARM (Libor)	3,183	$517,604,953.82	76.19%	6.654%	100.00%	604	81.39%	93.15%	49.41%
3/27 ARM (Libor)	258	43,162,524.81	6.35	6.381	100.00	618	78.92	89.04	38.52
1 Year ARM (CMT)	8	1,387,106.98	0.20	6.358	100.00	597	82.86	74.07	48.73
Balloon	100	18,966,129.71	2.79	6.501	0.00	637	76.67	90.24	33.69
Fixed Rate	723	98,262,425.73	14.46	6.865	0.00	624	73.01	90.94	22.72
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	278	$10,647,078.83	1.57%	8.109%	61.93%	587	74.48%	97.27%	32.83%
50,000.01 - 100,000.00	1,028	81,361,645.69	11.98	7.243	78.24	601	79.79	96.25	46.46
100,000.01 - 150,000.00	1,059	132,076,571.70	19.44	6.936	83.43	604	81.42	94.45	51.10
150,000.01 - 200,000.00	824	143,028,687.99	21.05	6.611	83.93	608	79.94	94.54	45.85
200,000.01 - 250,000.00	450	100,932,450.28	14.86	6.553	83.62	608	79.84	92.47	45.13
250,000.01 - 300,000.00	289	79,279,570.55	11.67	6.484	87.03	608	80.03	92.19	42.82
300,000.01 - 350,000.00	157	50,979,208.44	7.50	6.204	79.08	618	77.61	89.75	38.16
350,000.01 - 400,000.00	93	34,878,193.49	5.13	6.162	81.58	628	80.44	88.17	41.99
400,000.01 - 450,000.00	40	16,917,238.23	2.49	6.020	87.29	635	80.90	85.06	42.43
450,000.01 - 500,000.00	24	11,368,099.11	1.67	6.230	91.49	630	78.73	87.32	32.74
500,000.01 - 550,000.00	11	5,799,198.76	0.85	6.252	73.10	619	79.19	54.65	18.18
550,000.01 - 600,000.00	7	4,029,092.92	0.59	6.045	71.45	625	76.37	71.58	14.22
600,000.01 - 650,000.00	8	5,077,831.03	0.75	6.041	100.00	592	75.22	62.02	25.19
>= 650,000.01	4	3,008,274.03	0.44	6.029	71.11	628	75.19	100.00	0.00
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1st Lien	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Cash Out Refinance	3,167	$526,896,483.73	77.56%	6.585%	81.06%	605	77.74%	92.26%	37.98%
Purchase	787	107,262,931.37	15.79	7.044	92.91	622	89.69	94.10	72.26
Rate/Term Refinance	318	45,223,725.95	6.66	6.660	78.26	622	81.64	90.73	53.41
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Primary Home	4,140	$665,899,487.48	98.02%	6.664%	82.83%	609	80.11%	92.54%	45.23%
Investment	114	10,421,633.18	1.53	6.742	73.12	623	68.10	84.66	0.00
Second Home	18	3,062,020.39	0.45	6.080	96.74	636	71.55	100.00	19.48
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	224	$30,280,569.55	4.46%	6.623%	0.00%	630	73.37%	89.51%	24.54%
181 - 240	3	271,638.84	0.04	6.763	0.00	587	72.37	40.16	0.00
241 - 360	4,045	648,830,932.66	95.50	6.664	86.64	608	80.20	92.61	45.37
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	224	$30,280,569.55	4.46%	6.623%	0.00%	630	73.37%	89.51%	24.54%
181 - 240	3	271,638.84	0.04	6.763	0.00	587	72.37	40.16	0.00
241 - 360	4,045	648,830,932.66	95.50	6.664	86.64	608	80.20	92.61	45.37
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
CA	348	$92,832,706.13	13.66%	6.120%	77.25%	615	74.54%	89.65%	24.62%
MD	301	58,898,669.00	8.67	6.607	85.87	599	79.55	96.99	42.04
NJ	273	56,785,909.46	8.36	6.334	78.62	616	75.64	95.53	28.97
FL	300	47,080,362.54	6.93	6.734	77.79	613	82.91	88.48	57.22
IL	265	44,913,148.86	6.61	6.576	91.03	618	82.80	91.19	55.55
WI	315	37,994,075.29	5.59	6.894	96.38	619	82.41	93.60	47.64
NY	175	35,601,743.86	5.24	6.543	71.82	605	74.74	98.80	27.48
VA	177	30,786,628.04	4.53	6.699	91.30	601	79.61	92.12	47.49
TX	146	19,994,484.15	2.94	6.795	68.70	618	80.32	75.96	26.63
MI	144	19,058,282.82	2.81	7.001	90.26	614	85.22	99.05	63.68
Other	1,828	235,437,130.90	34.65	6.908	83.45	604	81.89	92.47	53.46
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
<= 60.00%	340	$49,220,557.61	7.24%	6.290%	61.93%	610	50.57%	92.00%	0.00%
60.01 - 70.00%	553	85,311,175.51	12.56	6.347	74.02	597	66.69	91.25	0.00
70.01 - 80.00%	1,434	242,925,535.43	35.76	6.536	80.40	601	77.57	91.74	0.00
80.01 - 85.00%	494	79,164,179.78	11.65	6.679	85.68	607	84.32	91.27	100.00
85.01 - 90.00%	880	138,464,759.36	20.38	6.914	90.14	612	89.62	90.67	99.90
90.01 - 95.00%	311	47,723,309.54	7.02	7.030	94.44	640	94.68	100.00	100.00
95.01 - 100.00%	260	36,573,623.82	5.38	7.264	97.07	641	99.84	100.00	100.00
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%
Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
< = 60.00%	340	$49,220,557.61	7.24%	6.290%	61.93%	610	50.57%	92.00%	0.00%
60.01 - 70.00%	813	121,884,799.33	17.94	6.622	80.93	610	76.64	93.87	30.01
70.01 - 80.00%	3,118	508,136,068.89	74.79	6.707	85.19	609	83.51	92.15	52.19
85.01 - 90.00%	1	141,715.22	0.02	8.900	100.00	564	90.00	100.00	0.00
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

*LTV after taking mortgage insurance into account.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
< = 60.00%	337	$48,419,956.91	7.13%	6.304%	62.31%	608	50.48%	91.87%	0.00%
60.01 - 70.00%	545	83,728,255.36	12.32	6.360	73.27	597	66.59	91.08	0.00
70.01 - 80.00%	1,359	229,927,177.37	33.84	6.570	79.61	598	77.40	91.78	0.00
80.01 - 85.00%	482	78,816,202.66	11.60	6.650	85.94	608	84.16	90.64	98.11
85.01 - 90.00%	883	141,164,496.27	20.78	6.882	90.54	612	89.25	90.85	97.15
90.01 - 95.00%	345	51,406,954.89	7.57	7.032	93.59	638	93.97	99.39	97.62
95.01 - 100.00%	321	45,920,097.59	6.76	6.983	95.68	648	95.74	99.15	80.86
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

*Includes all liens on the mortgaged property.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Not Available	18	$1,245,197.28	0.18%	8.395%	89.79%	N/A	74.03%	100.00%	28.73%
500 - 520	87	9,278,678.86	1.37	8.808	94.63	511	70.27	97.28	1.62
521 - 540	247	32,891,887.45	4.84	7.854	96.91	531	73.14	98.24	5.99
541 - 560	350	50,239,829.86	7.39	7.166	92.12	551	73.17	95.19	10.59
561 - 580	742	118,832,332.27	17.49	6.744	84.05	570	77.79	96.06	40.91
581 - 600	710	109,199,705.05	16.07	6.745	83.27	590	80.39	90.56	50.31
601 - 620	655	104,809,577.44	15.43	6.579	85.03	611	81.78	91.19	52.80
621 - 640	534	89,925,306.86	13.24	6.513	78.91	630	83.76	93.47	60.07
641 - 660	423	71,383,163.29	10.51	6.302	80.49	650	83.29	88.90	55.16
661 - 680	229	39,530,109.76	5.82	6.185	75.48	669	82.93	89.78	49.93
681 - 700	116	21,495,550.78	3.16	6.168	70.09	689	82.93	87.64	49.53
701 - 720	54	10,569,900.16	1.56	5.983	71.80	711	80.26	79.41	56.13
721 - 740	41	7,261,539.32	1.07	5.842	70.48	730	77.72	94.82	36.71
741 - 760	34	6,134,773.46	0.90	5.629	76.30	751	73.47	91.88	28.81
761 - 780	16	3,235,211.52	0.48	5.437	60.49	769	72.71	100.00	26.54
>= 781	16	3,350,377.69	0.49	5.279	45.21	791	65.22	91.04	3.12
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Single Family	3,844	$603,873,353.77	88.89%	6.682%	82.52%	607	80.15%	92.06%	45.68%
2-4 Family	191	35,737,576.48	5.26	6.486	85.34	619	76.07	97.89	26.05
Condominium	173	26,645,133.94	3.92	6.450	89.05	620	80.11	92.42	43.65
PUD	62	12,925,340.09	1.90	6.625	72.67	632	77.93	95.59	38.19
Townhouse	2	201,736.77	0.03	7.687	100.00	549	82.49	100.00	24.94
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$216,044,153.53	$4,230,177.33	$297,330,622.96	$0.00	$0.00	$0.00	$517,604,953.82
Fixed Rate	36,314,783.16	9,676,233.21	1,344,360.29	50,927,049.07	0.00	0.00	98,262,425.73
3/27 ARM (Libor)	20,252,044.78	457,573.87	1,908,940.89	20,543,965.27	0.00	0.00	43,162,524.81
Balloon	5,242,481.93	546,850.08	461,837.82	12,714,959.88	0.00	0.00	18,966,129.71
1 Year ARM (CMT)	1,387,106.98	0.00	0.00	0.00	0.00	0.00	1,387,106.98
Total:	$279,240,570.38	$14,910,834.49	$301,045,761.96	$84,185,974.22	$0.00	$0.00	$679,383,141.05

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	41.74%	0.82%	57.44%	0.00%	0.00%	0.00%	76.19%
Fixed Rate	36.96	9.85	1.37	51.83	0.00	0.00	14.46
3/27 ARM (Libor)	46.92	1.06	4.42	47.60	0.00	0.00	6.35
Balloon	27.64	2.88	2.44	67.04	0.00	0.00	2.79
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.20
Total:	41.10%	2.19%	44.31%	12.39%	0.00%	0.00%	100.00%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,752	$286,661,159.74	42.19%	6.633%	80.90%	605	79.71%	92.02%	44.10%
None	1,700	279,240,570.38	41.10	6.631	85.12	613	79.44	92.61	42.05
2% of UPB	281	47,783,180.30	7.03	6.698	91.16	605	81.23	91.79	51.60
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	139	19,145,822.31	2.82	6.852	61.01	609	80.16	88.36	42.78
1% of UPB	157	18,932,283.39	2.79	7.063	88.21	611	85.14	98.56	64.95
Other	243	27,620,124.93	4.07	6.814	74.72	608	80.19	95.03	46.29
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Full	4,022	$628,076,534.11	92.45%	6.690%	83.05%	608	80.02%	100.00%	44.89%
Limited	237	49,038,158.46	7.22	6.325	80.00	623	78.60	0.00	40.43
Stated	13	2,268,448.48	0.33	6.288	58.38	625	71.99	0.00	0.00
Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	326	$69,449,215.00	10.22%	5.188%	100.00%	635	73.04%	87.85%	12.69%
5.501 - 6.000	534	108,369,596.01	15.95	5.828	100.00	623	77.36	91.50	31.68
6.001 - 6.500	616	109,094,433.27	16.06	6.335	100.00	611	81.23	90.03	51.54
6.501 - 7.000	641	104,226,227.53	15.34	6.809	100.00	604	85.47	93.55	71.21
7.001 - 7.500	479	69,530,813.09	10.23	7.317	100.00	591	85.93	96.58	70.63
7.501 - 8.000	457	61,617,859.38	9.07	7.793	100.00	579	84.69	97.05	55.96
8.001 - 8.500	192	21,634,236.28	3.18	8.302	100.00	568	82.11	96.38	44.60
8.501 - 9.000	103	9,144,556.40	1.35	8.757	100.00	560	82.54	97.30	39.11
9.001 - 9.500	50	4,955,142.31	0.73	9.341	100.00	539	76.29	98.37	18.63
9.501 - 10.000	42	3,588,050.54	0.53	9.764	100.00	536	77.00	100.00	43.75
10.001 - 10.500	7	440,391.17	0.06	10.266	100.00	530	76.94	100.00	28.22
10.501 - 11.000	1	44,165.63	0.01	10.625	100.00	0	85.00	100.00	100.00
>= 11.001	1	59,899.00	0.01	11.350	100.00	504	74.07	100.00	0.00
Subtotal (ARM Loans):	3,449	$562,154,585.61	82.74%	6.632%	100.00%	605	81.20%	92.79%	48.57%

Fixed Rate Loans:
<= 5.500	22	$6,174,754.17	0.91%	5.150%	0.00%	750	52.89%	95.14%	0.00%
5.501 - 6.000	79	16,722,035.63	2.46	5.900	0.00	649	68.88	92.86	3.65
6.001 - 6.500	146	26,238,835.36	3.86	6.369	0.00	631	73.10	85.57	13.00
6.501 - 7.000	209	32,369,069.61	4.76	6.827	0.00	614	74.28	89.65	23.85
7.001 - 7.500	127	15,656,830.28	2.30	7.313	0.00	615	77.82	91.90	41.60
7.501 - 8.000	114	11,150,626.11	1.64	7.825	0.00	596	80.28	94.28	51.52
8.001 - 8.500	48	4,551,444.13	0.67	8.297	0.00	599	80.93	100.00	55.99
8.501 - 9.000	40	2,624,964.53	0.39	8.731	0.00	577	82.71	92.92	60.31
9.001 - 9.500	18	890,711.39	0.13	9.299	0.00	560	73.09	100.00	34.62
9.501 - 10.000	14	621,755.35	0.09	9.731	0.00	560	79.62	95.21	39.90
10.001 - 10.500	2	61,871.89	0.01	10.250	0.00	533	54.92	100.00	0.00
10.501 - 11.000	1	33,961.00	0.00	10.720	0.00	500	85.00	100.00	100.00
>= 11.001	3	131,695.99	0.02	11.407	0.00	517	57.90	100.00	0.00
Subtotal (Fixed Rate):	823	$117,228,555.44	17.26%	6.806%	0.00%	626	73.60%	90.83%	24.50%

Total:	4,272	$679,383,141.05	100.00%	6.662%	82.74%	609	79.89%	92.45%	44.42%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
<= 3.000	308	$59,239,620.36	10.54%	5.661%	100.00%	627	73.40%	83.77%	13.91%
3.001 - 3.500	371	71,944,183.69	12.80	5.975	100.00	612	77.79	90.38	31.56
3.501 - 4.000	456	85,402,386.13	15.19	6.194	100.00	617	80.52	88.25	51.77
4.001 - 4.500	541	91,895,109.40	16.35	6.581	100.00	612	85.29	92.72	68.09
4.501 - 5.000	493	80,078,419.95	14.24	6.876	100.00	600	84.84	95.31	65.52
5.001 - 5.500	323	44,712,550.81	7.95	7.027	100.00	593	81.36	97.33	48.90
5.501 - 6.000	337	50,835,808.43	9.04	7.137	100.00	592	81.69	97.01	43.97
6.001 - 6.500	236	31,127,039.67	5.54	7.283	100.00	592	80.17	98.18	40.29
6.501 - 7.000	157	20,966,284.32	3.73	7.648	100.00	584	83.10	98.74	58.50
7.001 - 7.500	95	11,888,006.77	2.11	7.854	100.00	583	85.62	100.00	68.17
7.501 - 8.000	68	7,929,104.28	1.41	8.362	100.00	574	83.51	100.00	50.86
8.001 - 8.500	32	3,286,903.00	0.58	8.687	100.00	568	81.55	100.00	31.03
8.501 - 9.000	18	1,535,162.07	0.27	8.881	100.00	566	82.00	100.00	39.54
9.001 - 9.500	8	920,175.66	0.16	9.616	100.00	545	70.06	100.00	0.00
9.501 - 10.000	5	333,932.07	0.06	9.885	100.00	540	68.22	100.00	22.34
>= 10.001	1	59,899.00	0.01	11.350	100.00	504	74.07	100.00	0.00
Total:	3,449	$562,154,585.61	100.00%	6.632%	100.00%	605	81.20%	92.79%	48.57%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
2.000	8	$1,387,106.98	0.25%	6.358%	100.00%	597	82.86%	74.07%	48.73%
3.000	3,441	560,767,478.63	99.75	6.633	100.00	605	81.20	92.83	48.57
Total:	3,449	$562,154,585.61	100.00%	6.632%	100.00%	605	81.20%	92.79%	48.57%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1.000	3,431	$558,695,264.11	99.38%	6.635%	100.00%	605	81.21%	92.81%	48.73%
1.500	7	1,585,244.83	0.28	6.104	100.00	641	78.92	100.00	7.74
2.000	8	1,387,106.98	0.25	6.358	100.00	597	82.86	74.07	48.73
3.000	3	486,969.69	0.09	6.334	100.00	635	70.98	100.00	0.00
Total:	3,449	$562,154,585.61	100.00%	6.632%	100.00%	605	81.20%	92.79%	48.57%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$173,457.64	0.03%	4.000%	100.00%	710	39.77%	100.00%	0.00%
10.001 - 10.500	3	1,038,610.11	0.18	4.368	100.00	708	71.06	100.00	0.00
10.501 - 11.000	95	22,978,670.86	4.09	4.880	100.00	640	69.79	86.34	2.26
11.001 - 11.500	226	45,035,964.45	8.01	5.367	100.00	631	74.84	88.23	18.42
11.501 - 12.000	525	106,071,116.08	18.87	5.827	100.00	622	77.41	91.31	32.00
12.001 - 12.500	603	106,677,015.28	18.98	6.332	100.00	612	81.33	89.81	52.36
12.501 - 13.000	640	104,629,687.78	18.61	6.788	100.00	605	85.26	93.57	69.78
13.001 - 13.500	476	69,062,192.96	12.29	7.282	100.00	591	85.87	96.56	69.91
13.501 - 14.000	459	62,337,392.75	11.09	7.763	100.00	580	84.77	97.08	57.43
14.001 - 14.500	203	23,707,497.07	4.22	8.174	100.00	571	81.86	96.70	45.34
14.501 - 15.000	108	10,002,937.52	1.78	8.648	100.00	560	82.43	97.53	38.51
15.001 - 15.500	54	5,745,279.56	1.02	9.146	100.00	543	76.89	98.59	16.12
15.501 - 16.000	43	3,615,954.84	0.64	9.663	100.00	536	76.25	100.00	35.42
16.001 - 16.500	9	685,543.19	0.12	9.956	100.00	534	78.98	100.00	32.80
16.501 - 17.000	3	333,366.52	0.06	9.901	100.00	555	87.09	100.00	100.00
17.001 - 17.500	1	59,899.00	0.01	11.350	100.00	504	74.07	100.00	0.00
Total:	3,449	$562,154,585.61	100.00%	6.632%	100.00%	605	81.20%	92.79%	48.57%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
<= 5.500	323	$68,320,221.90	12.15%	5.191%	100.00%	634	72.95%	87.65%	12.70%
5.501 - 6.000	523	107,011,185.08	19.04	5.826	100.00	623	77.30	91.39	31.39
6.001 - 6.500	623	110,292,871.18	19.62	6.320	100.00	612	81.12	90.14	50.78
6.501 - 7.000	640	104,029,480.54	18.51	6.802	100.00	605	85.47	93.54	71.08
7.001 - 7.500	485	70,720,233.39	12.58	7.304	100.00	591	85.96	96.64	71.12
7.501 - 8.000	456	61,538,296.42	10.95	7.793	100.00	579	84.67	97.05	55.90
8.001 - 8.500	193	21,806,173.91	3.88	8.295	100.00	569	82.25	96.41	45.04
8.501 - 9.000	105	9,348,474.54	1.66	8.724	100.00	562	82.64	97.36	39.11
9.001 - 9.500	50	4,955,142.31	0.88	9.341	100.00	539	76.29	98.37	18.63
9.501 - 10.000	42	3,588,050.54	0.64	9.764	100.00	536	77.00	100.00	43.75
10.001 - 10.500	7	440,391.17	0.08	10.266	100.00	530	76.94	100.00	28.22
10.501 - 11.000	1	44,165.63	0.01	10.625	100.00	0	85.00	100.00	100.00
11.001 - 11.500	1	59,899.00	0.01	11.350	100.00	504	74.07	100.00	0.00
Total:	3,449	$562,154,585.61	100.00%	6.632%	100.00%	605	81.20%	92.79%	48.57%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 12	8	$1,387,106.98	0.25%	6.358%	100.00%	597	82.86%	74.07%	48.73%
13 - 24	3,183	517,604,953.82	92.08	6.654	100.00	604	81.39	93.15	49.41
25 - 36	258	43,162,524.81	7.68	6.381	100.00	618	78.92	89.04	38.52
Total:	3,449	$562,154,585.61	100.00%	6.632%	100.00%	605	81.20%	92.79%	48.57%